Financial Risk Management	12 Months Ended
Jun. 30, 2020
Financial Instruments [Abstract]
Financial Risk Management
FINANCIAL RISK MANAGEMENT

The effects of COVID-19 and other macro developments have increased financial risks such as exchange rate, interest rate and commodity price volatility, while also impacting on liquidity and credit risk. Management has put various measures in place to mitigate and/or manage the risks and continues to monitor the situation closely. Refer to note 37 for additional detail.

Balance sheet protection and liquidity measures

The company committed to several measures to protect its balance sheet in the face of the global pandemic. These included cash preservation, the suspension of exploration and major capital projects and declaration of force majeure on select supplier agreements. Specific measures aimed at ensuring liquidity were undertaken, such as restructuring a portion of the derivatives maturing during April and May 2020 into the first three quarters of the new financial year, as well as drawing down on the Rand and US Dollar facilities.

During June 2020, the company's lenders agreed to relax certain requirements for compliance with debt covenants until December 2020. Refer to note 30 for disclosures on debt covenants.

Market impact

Exchange rates

Due to the impact of the COVID-19 pandemic, the Rand has weakened significantly from the beginning of the 2020 calendar year, which was at levels of around R14.00/US$1, to its weakest level at the beginning of April 2020 of R19.05. The Rand strengthened through May and June and the Rand closed at R17.32 on 30 June 2020. The Rand started weakening against the Australian dollar in April 2020 and closed at R11.96/A$1 on 30 June 2020, a 21% decrease in value. These movements in the currencies expose the group's operations to foreign currency gains and losses on foreign-denominated receivables and liabilities, including derivatives, and also impact the group’s translation of its international operating results and net assets into its Rand presentation currency, which resulted in a foreign exchange translation movement of R1.2 billion in other comprehensive income.

The most significant impact was on the increase in the Rand gold price Harmony received on its gold sales, of which R2.3 billion of the increase in revenue can be attributed to the weakening of the Rand. This was calculated by multiplying actual kilograms sold in the 2020 financial year by the variance in the average exchange rates year on year and 2019's average US$ gold price received.

4.	COVID-19 IMPACT continued

FINANCIAL RISK MANAGEMENT continued

Market impact continued

Commodity prices

Gold prices have rallied to an all-time high following the global economic fallout of COVID-19 and ongoing geopolitical uncertainty supporting its safe haven status with investors. The price of gold in US$ terms increased significantly over the period, closing at US$1 781/oz on 30 June 2020. This is a 26% increase from the closing price of US$1 410/oz on 30 June 2019. The average spot gold price received (that is, excluding the impact of hedging gains or losses) for the 2020 financial year was 21% higher at US$1 529/oz than in 2019 (US$1 263/oz), contributing approximately R5.2 billion to the increase in revenue year on year. This was calculated by multiplying actual kilograms sold in the 2020 financial year by the variance in the average US$ gold price year on year and 2020's average R/US$ exchange rate.

Interest rates

The US Federal Reserve lowered interest rates several times during the year, the majority unrelated to the COVID-19 pandemic. The rate cuts of 25 basis points were made on each of the following dates, 31 July 2019, 18 September 2019, 30 October 2019 and 3 March 2020. At an unscheduled meeting on 15 March 2020, an additional cut of 100 basis points was announced, reducing the rate to a range of between 0% and 0.25% as a benchmark for most interest rates.

The South African Reserve Bank (SARB) announced similar decreases in the repo rate during the year. The adjustment in the repo rate then affects the prime lending rate at which commercial banks lend money. The repo rate was cut by 25 basis points at the July 2019 and January 2020 SARB meetings respectively. Following the interest rate cut by the Federal Reserve in March 2020, the SARB also announced a 100 basis point cut. At a special unscheduled meeting in April 2020, the SARB cut the rate by a further 100 basis points. During the scheduled May 2020 meeting, another 50 basis point cut was decided on, bringing the prime lending rate to 7.25% and the total cuts for the 2020 financial year to 300 basis points.

These decreases have had a favourable impact on the cost of debt, as the debt facilities are linked to variable rates, US LIBOR and JIBAR specifically. However, the finance cost on the US-denominated debt is impacted by the movement in the Rand/US$ exchange rate.
FINANCIAL RISK MANAGEMENT

The group's operating activities expose it to a variety of financial risks: market risk (including commodity price risk, currency risk, cash flow interest rate risk and other price risk), credit risk and liquidity risk. The group may use derivative financial instruments to hedge certain risk exposures.

The group's financial assets and liabilities are classified as set out below:

Figures in million (SA Rand)	Debt instruments at amortised cost	Equity instruments designated at fair value through OCI	Derivatives designated as cash flow hedges	Derivatives at fair value through profit or loss	Debt instruments at fair value through profit or loss	Financial liabilities at amortised cost

At 30 June 2020

Financial assets

Restricted cash	169	—	—	—	—	—
Restricted investments	2 698	—	—	—	837	—
Other non-current assets	5	77	—	—	306	—
Non-current derivative financial instruments	—	—	15	35	—	—
- Rand gold hedging contracts	—	—	10	—	—	—
- US$ gold hedging contracts	—	—	5	—	—	—
- US$ silver contracts	—	—	—	5	—	—
- Foreign exchange contracts	—	—	—	30	—	—
- Rand gold derivative contracts	—	—	—	—	—	—
Current derivative financial instruments	—	—	12	6	—	—
- Rand gold hedging contracts	—	—	9	—	—	—
- US$ gold hedging contracts	—	—	3	—	—	—
- US$ silver contracts	—	—	—	6	—	—
Trade and other receivables	804	—	—	—	—	—
Cash and cash equivalents	6 357	—	—	—	—	—

Financial liabilities

Non-current derivative financial instruments	—	—	813	66	—	—
- Rand gold hedging contracts	—	—	717	—	—	—
- US$ gold hedging contracts	—	—	96	—	—	—
- US$ silver contracts	—	—	—	1	—	—
- Foreign exchange contracts	—	—	—	65	—	—
Current derivative financial instruments	—	—	3 169	955	—	—
- Rand gold hedging contracts	—	—	2 909	—	—	—
- US$ gold hedging contracts			260	—	—	—
- US$ silver contracts	—	—	—	3	—	—
- Foreign exchange contracts	—	—	—	695	—	—
- Rand gold derivative contracts	—	—	—	257	—	—
Borrowings	—	—	—	—	—	7 718
Other non-current liabilities	—	—	—	—	—	96
Trade and other payables	—	—	—	—	—	970

37	FINANCIAL RISK MANAGEMENT continued

Figures in million (SA Rand)	Debt instruments at amortised cost	Equity instruments designated at fair value through OCI	Derivatives designated as cash flow hedges	Derivatives at fair value through profit or loss	Debt instruments at fair value through profit or loss	Financial liabilities at amortised cost

At 30 June 2019

Financial assets

Restricted cash	136	—	—	—	—	—
Restricted investments	2 045	—	—	—	1 256	—
Other non-current assets	3	59	—	—	271	—
Non-current derivative financial instruments	—	—	24	173	—	—
- Rand gold hedging contracts	—	—	23	—	—	—
- US$ gold hedging contracts	—	—	1	—	—	—
- Foreign exchange contracts	—	—	—	173	—	—
Current derivative financial instruments	—	—	26	283	—	—
- Rand gold hedging contracts	—	—	22	—	—	—
- US$ gold hedging contracts	—	—	4	—	—	—
- US$ silver contracts	—	—	—	—	—	—
- Foreign exchange contracts	—	—	—	283	—	—
Trade and other receivables	627	—	—	—	—	—
Cash and cash equivalents	993	—	—	—	—	—

Financial liabilities

Non-current derivative financial instruments	—	—	172	—	—	—
- Rand gold hedging contracts	—	—	158	—	—	—
- US$ gold hedging contracts	—	—	14	—	—	—
Current derivative financial instruments	—	—	205	65	—	—
- Rand gold hedging contracts	—	—	164	—	—	—
- US$ gold hedging contracts	—	—	41	—	—	—
- US$ silver contracts	—	—	—	2	—	—
- Foreign exchange contracts	—	—	—	2	—	—
- Rand gold derivative contracts	—	—	—	61	—	—
Borrowings	—	—	—	—	—	5 915
Other non-current liabilities	—	—	—	—	—	2
Trade and other payables	—	—	—	—	—	930

Risk management is carried out by a central treasury department (Group treasury) under policies approved by the board of directors. Group treasury identifies, evaluates and hedges certain selected financial risks in close cooperation with the group's operating units. The audit and risk committee and the board provides written principles for overall risk management, as well as written policies covering specific areas, such as commodity price risk, foreign exchange risk, interest rate risk, credit risk, use of derivative financial instruments and non-derivative financial instruments, and the investment of excess liquidity.

Since March 2020, the COVID-19 pandemic has impacted on various aspects of Harmony's operating environment. Where relevant, reference is made to certain impacts in the discussions below, however a detailed discussion thereof is included in note 4.
MARKET RISK
Foreign exchange risk

The group operates internationally and is exposed to foreign exchange risk arising from various currency exposures, primarily with respect to the US dollar (US$). Foreign exchange risk arises when future commercial transactions or recognised financial assets or liabilities are denominated in a currency that is not the entity’s functional currency. Harmony’s revenues are sensitive to the R/US$ exchange rate as all revenues are generated by commodity sales denominated in US$. Harmony may enter into hedging transactions to reduce this risk. The limit currently set by the board is 25% of the group's foreign exchange risk exposure for a period of 24 months. Refer to note 18 and the fair value determination for financial assets and liabilities section below for details of the contracts. The audit and risk committee review the details of the programme quarterly.

The Rand has weakened significantly during the 2020 year, especially during the June 2020 quarter as a result of the COVID-19 pandemic, closing at R17.32/US$1 on 30 June 2020 (2019: R14.13/US$1).This negatively impacted on the valuation of contracts that matured during the quarter and that were outstanding at 30 June 2020. However Harmony continues to enjoy favourable foreign exchange pricing on the uncovered portion of its exposure, while simultaneously locking-in the current higher prices as part of its derivative programme.

The group is exposed to foreign exchange risk arising from borrowings and cash denominated in a currency other than the functional currency of that entity (refer to note 2.2 for details on the group's functional currencies). These exposures are mainly to the US$. The Rand's levels impacted negatively on the translation of the US$ debt facilities at 30 June 2020. Refer to note 30 for further detail.

Translation of the international net assets was impacted by a similar weakening of the Rand against the Australian dollar from R9.91/A$1 at 30 June 2019 to R11.96/A$1. A gain of R1.2 billion has been recognised in other comprehensive income.

The group has reviewed its foreign currency exposure on financial assets and financial liabilities and has identified the following sensitivities for a 10% change in the exchange rate that would affect profit or loss. Management considers a range between 10% and 20% to be a reasonable change given the volatility in the market. The analysis has been performed on the same basis for 2019.

	SA Rand
Figures in million	2020	2019

Sensitivity analysis - borrowings

Rand against US$

Balance at 30 June	5 990	4 143
Strengthen by 10%	599	414
Weaken by 10%	(599)	(414)

Closing rate	17.32	14.13

US$ against Kina

Balance at 30 June	237	283
Strengthen by 10%	21	26
Weaken by 10%	(27)	(31)

Closing rate	0.29	0.30

37	FINANCIAL RISK MANAGEMENT continued

MARKET RISK continued

Foreign exchange risk continued

	SA Rand
Figures in million	2020	2019

Sensitivity analysis - financial instruments

Rand against US$

Balance at 30 June	(731)	454
Strengthen by 10%	954	567
Weaken by 10%	(1 106)	(1 511)

Closing rate	17.32	14.13

US$ against AUD

Balance at 30 June	339	—
Strengthen by 10%	31	—
Weaken by 10%	(38)	—

Closing rate	0.69	0.70

US$ against Kina

Balance at 30 June	—	211
Strengthen by 10%	—	19
Weaken by 10%	—	(23)

Closing rate	0.29	0.30

37	FINANCIAL RISK MANAGEMENT continued

MARKET RISK continued

Commodity price sensitivity

The profitability of the group’s operations, and the cash flows generated by those operations, are affected by changes in the market price of gold, and in the case of Hidden Valley, silver as well. Harmony entered into Rand gold and US dollar forward gold sale contracts to manage the variability in cash flows from the group’s production, in order to create cash certainty and protect the group against lower commodity prices. The general limit for gold hedging currently set by the board is 20% for a 24-month period. The limit set by the board is 50% of silver exposure over a 24-month period. Management continues to top up these programmes as and when opportunities arise to lock in attractive margins for the business, but are not required to maintain hedging at these levels. The audit and risk committee review the details of the programme quarterly.

The exposure to the variability in the price of gold is managed by entering into gold forward sales contracts for a portion of the group's production. A portion of the production of the South African operations is linked to Rand gold forward contracts and US$ gold forward contracts were entered into for the production from Hidden Valley. The exposure to the variability in the price of silver for Hidden Valley is managed by entering into US$/silver zero cost collars. These contracts have not been designated as hedging instruments for hedge accounting and the gains and losses are accounted for in the income statement. Refer to note 18 and the fair value determination for financial assets and liabilities section below for further detail on these contracts.

Due to the COVID-19 pandemic, markets experienced extreme volatility in the last four months of the 2020 financial year. As a result of the heightened risk globally, the price of gold in US$ terms increased significantly over the period with the spot price increasing by 26% year on year. This increase, together with the weakening of the Rand discussed above, had a negative impact on the contracts that matured during the June 2020 quarter as well as those that were outstanding at 30 June 2020. However Harmony continues to enjoy favourable commodity and foreign exchange pricing on the unhedged portion of its exposure, while simultaneously locking-in the current higher prices as part of its hedging programme.

The group has reviewed its exposure to commodity linked instruments and has identified the following sensitivities for a 10% change in the commodity price specified per contract that would affect other comprehensive income and profit or loss. Management considers a range between 10% and 20% to be a reasonable change given the recent volatility in the market. The analysis has been performed on the same basis for 2019.

	SA Rand
Figures in million	2020	2019

Sensitivity analysis

Rand gold derivatives

Profit or loss
Increase by 10%	(91)	(76)
Decrease by 10%	102	79

Other comprehensive income
Increase by 10%	(1 279)	(1 162)
Decrease by 10%	1 433	1 174

US$ gold derivatives

Profit or loss
Increase by 10%	—	(20)
Decrease by 10%	—	20

Other comprehensive income
Increase by 10%	(258)	(110)
Decrease by 10%	279	113

US$ silver derivatives

Profit or loss
Increase by 10%	(40)	—
Decrease by 10%	41	4

37	FINANCIAL RISK MANAGEMENT continued

MARKET RISK continued

Other price risk

The group is exposed to the risk of fluctuations in the fair value of fair value through profit or loss financial assets as a result of changes in market prices (other than changes in interest rates and foreign currencies). Harmony generally does not use any derivative instruments to manage this risk.

Sensitivity analysis

Certain of the restricted investments are linked to the Top 40 Index on the JSE. A 10% increase in the Top 40 index at the reporting date, with all other variables held constant, would have increased profit or loss by R79 million (2019: R76 million); an equal change in the opposite direction would have decreased profit or loss by R42 million (2019: R17 million).
Interest rate risk

The group's interest rate risk arises mainly from long-term borrowings. The group has variable interest rate borrowings. Variable rate borrowings expose the group to cash flow interest rate risk. The group has not entered into interest rate swap agreements as this is a risk that management is prepared to take as the risk is deemed to be low. The audit and risk committee reviews the exposures quarterly.

The interest rate cuts by both the US Federal Reserve and the SARB had a favourable impact on the cost of debt during the year. This was offset by the weakening of the Rand on the cost for the US$ facilities, as well as the increased debt levels, especially in the last quarter, as discussed in Capital Risk Management below.

Interest rate risk arising from long-term borrowings is offset by cash, restricted cash and restricted investments held at variable rates. A change of 100 basis points in interest rates at the reporting date would have increased/(decreased) profit or loss before tax by the amounts shown below. This analysis assumes that all other variables remain constant. The analysis has been performed on the same basis for 2019.

	SA Rand
Figures in million	2020	2019

Sensitivity analysis - borrowings (finance costs)

Increase by 100 basis points	(77)	(59)
Decrease by 100 basis points	77	59

Sensitivity analysis - financial assets (interest received)

Increase by 100 basis points (a)	58	44
Decrease by 100 basis points (a)	(58)	(44)

(a) The computed sensitivity analysis permissibly excludes cash received on 30 June 2020 as a result of the the equity raise on 24 June 2020 in note 12.

37	FINANCIAL RISK MANAGEMENT continued

CREDIT RISK

Credit risk is the risk that a counterparty may default or not meet its obligations in a timely manner. Financial instruments which are subject to credit risk are restricted cash, restricted investments, derivative financial instruments and cash and cash equivalents, as well as trade and other receivables (excluding non-financial instruments).

Assessment of credit risk

In assessing the creditworthiness of local institutions, management uses the national scale long-term ratings. The credit risk arising from restricted cash, cash and cash equivalents, restricted investments and derivative financial assets is managed by ensuring amounts are only invested with financial institutions of good credit quality based on external credit ratings. The group has policies that limit the amount of credit exposure to any one financial institution. The audit and risk committee reviews the exposure on a quarterly basis. Exposure to credit risk on trade and other receivables is monitored on a regular basis by management.

Predominantly as a result of the global COVID-19 pandemic, on 27 March 2020, Moody's Investor Service downgraded the South African government's long-term foreign currency and local currency issuer ratings to Ba1 from Baa3, which is a sub-investment grade rating. The country’s sovereign downgrade prompted a re-rating of the five major banks’ international credit ratings as the local banks cannot have a rating higher than the country's sovereign rating.

Furthermore, on 31 March 2020, Fitch Ratings (Fitch) downgraded South Africa’s five major banks citing an adverse impact (driven by the virus) on the banks' operating environment and key financial metrics, notwithstanding any uncertainty on the full economic and financial market implications.

Taking the above events into consideration, the effects of COVID-19 have resulted in the credit ratings of financial institutions dropping by a notch, however, the national scale investment grade rating of these banks is still high, between A+ and AA, and in line with the group's credit risk policy. An assessment of the expected credit losses for the financial assets measured at amortised costs at 30 June 2020 resulted in an immaterial amount for each instrument, in line with the assessment performed in 2019 (refer to Expected credit loss assessment below for further detail). The downgrade therefore had an immaterial effect on these financial instruments.

Management will continue to review the underlying strength of the South African economy as well as the creditworthiness of the financial institutions during this uncertain time and make any changes deemed necessary to safeguard the assets and reduce the credit risk.

The group’s maximum exposure to credit risk is represented by the carrying amount of all financial assets determined to be exposed to credit risk, amounting to R11 244 million as at 30 June 2020 (2019: R5 837 million).

The Social Trust Fund of R22 million (2019: R28 million) has been invested in unit trust investments comprising shares in listed companies.

37	FINANCIAL RISK MANAGEMENT continued

CREDIT RISK continued

Assessment of credit risk continued

Financial institutions' credit rating by exposure (Source: Fitch Ratings and Global Credit Ratings)

	SA Rand
Figures in million	2020	2019

Cash and cash equivalents

AA	—	671
AA-	6 357	322

	6 357	993

Restricted cash

AA	—	109
AA-	169	27

	169	136

Restricted investments (environmental trusts)

AA	—	3 273
AA-	3 513	—

	3 513	3 273

Derivative financial assets

AA	10	393
AA-	41	69
A+	15	44

	66	506

Expected credit loss assessment

The group recognises loss allowances for expected credit losses (ECLs) on financial assets measured at amortised cost. The group's debt instruments at amortised cost consist of cash and cash equivalents, restricted cash, a portion of restricted investments and trade and other receivables. The assessment of ECLs for the different debt instruments is discussed below:

Cash and cash equivalents
The cash and cash equivalents are held with banks and financial institutions which are rated AA- (see above). The ECL on cash and cash equivalents has been determined using the simplification that allows the group to assume that the credit risk on financial instruments determined to have low credit risk at the reporting date, has not increased significantly since initial recognition of the financial instrument. The ECL was estimated with reference to a probability of default model using external credit ratings in determining the default risk of counterparties. The ECL was determined to be immaterial.

Restricted cash and investments
The restricted cash and investments relate largely to the environmental trust funds. These funds are held with banks and financial institutions which are rated AA- (see above). Impairment of these investments has been determined using the simplification that allows the group to assume that the credit risk on financial instruments determined to have low credit risk at the reporting date, has not increased significantly since initial recognition of the financial instrument. The group considers that its restricted investments and cash have low credit risk based on the external credit ratings of the counterparties with which the funds are deposited with. The ECL was estimated with reference to a probability of default model using external credit ratings in determining the default risk of counterparties.

Concentration of credit risk on restricted cash and investments is considered minimal due to the group’s investment risk management and counterparty exposure risk management policies. The ECL was determined to be immaterial.

37	FINANCIAL RISK MANAGEMENT continued

CREDIT RISK continued

Expected credit loss assessment continued

Trade and other receivables
The group’s exposure to credit risk arising from trade receivables (metals) and other trade receivables is influenced mainly by the individual characteristics of each customer.

Trade receivables result largely from the sale of gold and are fully performing. Exposure to credit risk on receivables from gold sales is limited through payment terms of two to three days after recognition of revenue for gold sales. The majority of other receivables comprise of a limited number of individually significant customers. The group determines the ECL on trade receivables and individually significant other receivable balances with reference to a probability of default model using external credit ratings in determining the default risk of counterparties. The external credit ratings used range between A+ to AA. The ECL was determined to be immaterial.

Loss allowances on individually insignificant other trade receivables has been determined using the simplified ECL approach using a provision matrix and reflects the short-term maturities of the exposures and past experienced credit judgement. Refer to note 19 for details on the amount of the loss allowance recognised and the stratification of trade and other receivables for purposes of the assessment.
LIQUIDITY RISK

Prudent liquidity risk management implies maintaining sufficient cash and marketable securities, and the availability of funding through an adequate amount of committed credit facilities.

In the ordinary course of business, the group receives cash from its operations and is required to fund working capital and capital expenditure requirements. Management prepares cash flow forecasts weekly and ensures that surplus funds are invested in a manner to achieve market-related returns and to provide sufficient liquidity at the minimum risk. The group maintains and refinances committed credit facilities as medium-term forecasts require. The audit and risk committee reviews the updated forecasts quarterly. The group is able to actively source financing at competitive rates. Where necessary, funds will be drawn from its revolving credit facilities (refer to note 30).

The following are the undiscounted contractual maturities of financial liabilities (including principal and interest payments assuming the closing R/US$ exchange rate and interest rate at year end):

	SA Rand
Figures in million	Current	More than 1 year

2020

Other non-current liabilities	—	101
Trade and other payables (excluding non-financial liabilities)	969	—
Derivative financial liabilities	4 238	962
Borrowings
Due between 0 to six months	257	—
Due between six to 12 months	399	—
Due between one to two years	—	779
Due between two to four years	—	7 536

	5 863	9 378

37	FINANCIAL RISK MANAGEMENT continued

LIQUIDITY RISK continued

	SA Rand
Figures in million	Current	More than 1 year

2019

Other non-current liabilities	—	2
Trade and other payables (excluding non-financial liabilities)	930	—
Derivative financial liabilities	280	194
Borrowings
Due between 0 to six months	242	—
Due between six to 12 months	241	—
Due between one to two years	—	4 578
Due between two to four years	—	1 624

	1 693	6 398
CAPITAL RISK MANAGEMENT

The primary objective of managing the group’s capital is to ensure that there is sufficient capital available to support the funding requirements of the group, in a way that optimises the cost of capital and matches the current strategic business plan.

The group manages and makes adjustments to the capital structure, which consists of debt and equity, as and when borrowings mature or when funding is required. This may take the form of raising equity, market or bank debt or hybrids thereof. In doing so, the group ensures it stays within the debt covenants agreed with lenders. The group may also sell assets to reduce debt or schedule projects to manage the capital structure.

On 30 June 2020 the group received R3 466 million, through an equity raise, in order to fund the acquisition of AGA's remaining South African assets (refer to note 12). This capital injection has in part attributed to the increase in cash reserves and the consequential decline in the net debt balance.

Harmony drew down additional funds from its debt facilities to sustain ordinary operations and resist any detrimental impacts of COVID-19, resulting in an increase in borrowings (refer to note 30). The levels in Rand terms were also impacted by the translation of US dollar denominated borrowings following the weakening of the Rand.

It is the group's objective to adhere to a conservative approach to debt and maintain low levels of gearing.

Net debt is as follows:

	SA Rand
Figures in million	2020	2019

Cash and cash equivalents	6 357	993
Borrowings	(7 718)	(5 915)

Net debt	(1 361)	(4 922)

There were no changes to the group's approach to capital management during the year.
FAIR VALUE DETERMINATION FOR FINANCIAL ASSETS AND LIABILITIES

The fair value levels of hierarchy are as follows:

Level 1:	Quoted prices (unadjusted) in active markets;

Level 2:	Inputs other than quoted prices included within level 1 that are observable for the asset, either directly (that is, as prices) or indirectly (that is, derived from other prices);

Level 3:	Inputs for the asset that are not based on observable market data (that is, unobservable inputs).

The following table sets out the group’s assets and liabilities measured at fair value by level within the fair value hierarchy:

	SA Rand
Figures in million	At 30 June 2020		At 30 June 2019

	Level 2	Level 3	Level 2	Level 3

Fair value through other comprehensive income
Other non-current assets (a)	—	77	—	59
Fair value through profit or loss
Restricted investments (b)	837	—	1 256	—
Derivative financial assets (c)	68	—	506	—
Derivative financial liabilities (c)	(5 003)	—	(422)	—
Loan to ARM BBEE Trust (d)	—	306	—	271

(a)
The increase in level 3 fair value measurement relates to the equity investment in Rand Mutual Assurance previously carried at cost. The fair value of the investment was estimated with reference to an independent valuation. A combination of the "Embedded Valuation" and "Net Asset Value" techniques were applied to revalue the investment as at 30 June 2020. In evaluating the group's share of the business, common practice marketability and minority discounts as well as additional specific risk discounts were applied.

(b)
The majority of the balance is directly derived from the Top 40 index on the JSE, and is discounted at market interest rate. This relates to equity-linked deposits in the group's environmental rehabilitation trust funds. The balance of the environmental trust funds are carried at amortised cost and therefore not disclosed here.

(c)	The mark-to market remeasurement of the derivative contracts was determined as follows:

•
Foreign exchange contracts comprise of zero cost collars and FECs: The zero cost collars were valued using a Black-Scholes valuation technique derived from spot Rand/US$ exchange rate inputs, implied volatilities on the Rand/US$ exchange rate, Rand/US$ inter-bank interest rates and discounted at market interest rate (zero-coupon interest rate curve). The value of the FECs is derived from the forward Rand/US$ exchange rate and discounted at market interest rate (zero-coupon interest rate curve).

•
Rand gold contracts (forward sale contracts): spot Rand/US$ exchange rate, Rand and dollar interest rates (forward points), spot US$ gold price, differential between the US interest rate and gold lease interest rate which is discounted at market interest rate.

•	US$ gold contracts (forward sale contracts): spot US$ gold price, differential between the US interest rate and gold lease interest rate and discounted at market interest rate.

•
Silver contracts (zero cost collars): a Black-Scholes valuation technique, derived from spot US$ silver price, strike price, implied volatilities, time to maturity and interest rates and discounted at market interest rate.

(d)
The increase in level 3 fair value measurement relates to the ARM BBEE loan that was carried at amortised cost prior to 1 July 2018. Refer to note 17. The fair value was calculated using a discounted cash flow model taking into account projected interest payments and the projected share price for African Rainbow Minerals Limited (ARM) on the expected repayment date. A 10% change in the discount rate of 9.8% would not cause a material change to the fair value of the loan. The fair value of the loan balance is limited to the sum of the capital amounts plus cumulative interest not paid, being R316 million.

The carrying values (less any impairment allowance) of short-term financial instruments are assumed to approximate their fair values. This includes restricted investments carried at amortised cost.

The fair values of borrowings are not materially different to their carrying amounts since the interest payable on those borrowings is at floating interest rates. The fair value of borrowings are based on discounted cash flows using a current borrowing rate. The determination of the fair values are level 3 in the fair value hierarchy due to the use of unobservable inputs, including own credit risk.